Q2 Announces Promotion of Kirk Coleman to President
Coleman to Lead Day-to-Day Business Operations

AUSTIN, Texas (May 3, 2023)—Q2 Holdings, Inc. (NYSE:QTWO), a leading provider of digital transformation solutions for banking and lending, today announced that Kirk Coleman has been promoted to President. In this role, Coleman will lead sales, marketing, product, engineering and operations for the company. He will continue to report directly to Matt Flake, Q2’s Chief Executive Officer.

Coleman has over 30 years of experience in the banking sector, most recently serving as Q2’s Chief Banking Officer since December 2021. He previously served as a senior executive with a regional bank for five years, where he was responsible for service, operations, technology and strategic planning. Prior to that, he had a successful 20-year career at Accenture serving in increasing roles of responsibility, including as managing director, devoting a majority of his time to developing and managing banking clients, with specialization in core banking and digital transformation.

“Kirk brings a wealth of experience, expertise and leadership to our executive team,” said Q2 CEO Matt Flake. “This business has always been built on innovating, delivering and supporting great products for our customers, and Kirk's deep understanding of the financial services industry and banking operations make him the perfect candidate to drive those aspects of our business day to day.”

The addition of a dedicated President role, formerly held in conjunction with the CEO role by Flake, is designed to provide focused leadership for both operational and strategic functions of the business, and to deepen Q2’s executive talent. Flake will continue as CEO and a member of the board, focused on fostering Q2’s culture, guiding its strategic direction, and leading conversations with customers, prospects, and investors.

“I’m honored for the opportunity to lead this talented and passionate team,” Coleman said. “Having been a Q2 customer, I know firsthand that Q2 has the right talent, technology and vision to help financial institutions transform their businesses and serve their communities. I believe we have a tremendous opportunity to grow this business and I'm excited to execute on our strategy.”

These changes take effect immediately.

About Q2 Holdings, Inc.
Q2 is a financial experience company dedicated to providing digital banking and lending solutions to banks, credit unions, alternative finance, and fintech companies in the U.S. and internationally. With comprehensive end-to-end solution sets, Q2 enables its partners to provide cohesive, secure, data-driven experiences to every account holder – from consumer to small business and corporate. Headquartered in Austin, Texas, Q2 has offices throughout the world and is publicly traded on the NYSE under the stock symbol QTWO. To learn more, please visit Q2.com.

Forward-looking Statements This press release contains forward-looking statements, including statements about: Coleman’s qualities and abilities; the purpose and benefits of the President and CEO functions; Q2’s talent, technology and vision and its ability to help financial institutions and transform their businesses and communities ; and Q2’s opportunity and strategy for growth. The forward-looking statements contained in this press release are based upon Q2’s historical performance and its current plans, estimates, and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include risks related to: uncertainties in the banking and financial services industries, including as a result of recent bank failures, and the potential impacts on Q2’s customers' prospects and

Q2’s business sales cycles, Q2’s prospects' and customers' spending decisions, including professional services which are more discretionary in nature, and the timing of customer implementation and purchasing decisions; (b) the risk of increased or new competition in Q2’s existing markets and as Q2 enter new markets or new sections of existing markets, or as Q2 offer new solutions; (c) the risks associated with the development of Q2’s solutions and changes to the market for Q2’s solutions compared to Q2’s expectations; (d) quarterly fluctuations in Q2’s operating results relative to Q2’s expectations and guidance and the accuracy of Q2’s forecasts; (e) the risks associated with anticipated higher operating expenses in 2023 and beyond; (f) the impact that inflation, rising interest rates, an economic stagnation or slowdown in the economy, or challenges in the financial services industry, financial markets and credit markets have had to date or in the future could have on account holder or end user, or End User, usage of Q2’s solutions, including the promotion and adoption of Q2’s Helix and payment solutions, and on Q2’s customers' prospects and Q2’s business sales cycles, Q2’s prospects' and customers' spending decisions, including professional services which are more discretionary in nature, and the timing of customer implementation and purchasing decisions; (g) the risks and increased costs associated with managing growth and the challenges associated with improving operations and hiring, retaining and motivating employees to support such growth, particularly in light of the macroeconomic impacts of the novel coronavirus disease, or COVID-19, including increased employee turnover, labor shortages, wage inflation and extreme competition for talent; (h) the risk that the residual impacts of the COVID-19 pandemic and the associated efforts to limit its spread continue to negatively impact or disrupt the markets for Q2’s solutions and that the markets for Q2’s solutions do not return to normal or grow as anticipated; (i) the risks associated with Q2’s transactional business which are typically driven by end-user behavior which can be influenced by external drivers outside of Q2’s control; (j) the risks associated with effectively managing Q2’s cost structure in light of the challenging macroeconomic environment, challenges in the financial services industry and from the effects of seasonal or other unexpected trends; (k) the risks associated with the general economic and geopolitical uncertainties, including the heightened risk of state-sponsored cyberattacks on financial services and other critical infrastructure, and continued or increased inflation partially driven by increased energy costs or other unpredictable economic impacts that have and may continue to negatively affect demand for Q2’s solutions; (l) the risks associated with managing Q2’s business in response to continued challenging macroeconomic conditions, challenges in the financial services industry and any anticipated or resulting recession; (m) the risks associated with accurately forecasting and managing the impacts of any macroeconomic downturn or challenges in the financial services industry on Q2’s customers and their end users, including in particular the impacts of any downturn on financial technology companies, or FinTechs, or alternative finance companies, or Alt-FIs, and Q2’s arrangements with them, which represent a newer market opportunity for us, a more complex revenue model for us and which may be more vulnerable to an economic downturn than Q2’s financial institution customers; (n) the challenges and costs associated with selling, implementing and supporting Q2’s solutions, particularly for larger customers with more complex requirements and longer implementation processes, including risks related to the timing and predictability of sales of Q2’s solutions and the impact that the timing of bookings may have on Q2’s revenue and financial performance in a period; (o) the risk that errors, interruptions or delays in Q2’s solutions or Web hosting negatively impacts Q2’s business and sales; (p) the risks associated with cyberattacks, data and privacy breaches and breaches of security measures within Q2’s products, systems and infrastructure or the products, systems and infrastructure of third parties upon which Q2 relies and the resultant costs and liabilities and harm to Q2’s business and reputation and Q2’s ability to sell Q2’s solutions; (q) the difficulties and risks associated with developing and selling complex new solutions and enhancements with the technical and regulatory specifications and functionality required by Q2’s customers and relevant governmental authorities; (r) regulatory risks, including risks related to evolving regulation of artificial intelligence, or AI, machine learning and the receipt, collection, storage, processing and transfer of data; (s) the risks associated with Q2’s sales and marketing capabilities, including partner relationships and the length, cost and unpredictability of Q2’s sales cycle; (t) the risks inherent in third-party technology and implementation partnerships that could cause harm to Q2’s business; (u) the risk that Q2 will not be able to maintain historical contract terms such as pricing and duration; (v) the general risks associated with the complexity of Q2’s customer arrangements and Q2’s solutions; (w) the risks associated with integrating acquired companies and successfully selling and maintaining their solutions; (x) litigation related to intellectual property and other matters and any related claims, negotiations and settlements; (y) the risks associated with further consolidation in the financial services industry; (z) the risks associated with selling Q2’s solutions internationally and with recent expansion of Q2’s international operations; and (aa) the risk that Q2’s debt repayment obligations may adversely affect Q2’s financial condition and cash flows from operations in the future and that Q2 may not be able to obtain capital when desired or needed on favorable terms.

Additional information relating to the uncertainty affecting the Q2 business is contained in Q2’s filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Q2’s website at http://investors.Q2.com/. These forward-looking statements represent Q2’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Q2 disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

MEDIA CONTACT: INVESTOR CONTACT:
Jean Kondo Josh Yankovich
Q2 Holdings, Inc. Q2 Holdings, Inc.
M: +1-510-823-4728     O: +1-512-682-4463
jean.kondo@Q2.com josh.yankovich@Q2.com

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